UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 20, 2013

HANNON ARMSTRONG SUSTAINABLE INFRASTRUCTURE CAPITAL, INC.

(Exact name of registrant as specified in its charter)

Maryland	001-35877	46-1347456
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1906 Towne Centre Blvd, Suite 370 Annapolis,

Maryland 21401

(Address of principal executive offices)

(410) 571-9860

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

The information set forth in Item 2.03 is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On December 23, 2013, Hannon Armstrong Sustainable Infrastructure Capital, Inc. (the “Company”) issued a press release announcing the closing on December 20, 2013 of a $100,000,000 securitization transaction by HASI SYB I LLC and HAT SYB I LLC, wholly owned subsidiaries of the Company (the “Borrowers”), pursuant to which the Borrowers formed, and issued promissory notes to, HASI SYB 2013-1 Trust (the “Issuer”), which will issue $100,000,000 principal balance of notes, with a coupon rate of 2.79% and a maturity date of December 2019 (the “Notes”). The Notes can be prepaid until December 2018, with payment of a make-whole equal to all remaining principal and interest payments, discounted at a discount rate equal to the comparable-maturity treasury yield plus 0.5%. After December 2018, the Notes can be prepaid with no make-whole until the December 2019 maturity. The Notes are payable from, and secured by, the promissory notes and security entitlements of the Issuer in the cash flows generated by more than 100 individual wind, solar and energy efficiency installations held by the Borrowers. The Company is acting as servicer for the securitization.

Item 7.01 Regulation FD Disclosure.

On December 27, 2013, the Company made available in the investors section of its website (www.hannonarmstrong.com) a presentation which includes a description of the Company’s business, industry, management and financial results which will be presented to investors over the course of a variety of upcoming conference calls and meetings. The presentation is expected to be available through the end of the first quarter 2014, however it may be updated, supplemented or removed. The information set forth herein is furnished pursuant to Item 7.01—Regulation FD Disclosure and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of such section nor shall the information be deemed incorporated by reference in any filing of the Company.

The presentation referred to above contains “forward-looking statements” within the meaning of the Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. More detailed information about these factors is set forth on page 1 of the presentation referred to above, which the Company has made available on its website. The Company is under no obligation to, and expressly disclaims any such obligation to, update or alter its forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HANNON ARMSTRONG SUSTAINABLE INFRASTRUCTURE CAPITAL, INC.

December 27, 2013	By:	/s/ Steven L. Chuslo
	Name:	Steven L. Chuslo
	Title:	Executive Vice President and General Counsel